UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 23, 2016

EHEALTH, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

440 EAST MIDDLEFIELD ROAD
MOUNTAIN VIEW, CALIFORNIA 94043
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2016, eHealth, Inc., (the “Company”) via its wholly-owned subsidiary, eHealthInsurance Services, Inc. entered into an Eighth Amendment to Standard Lease Agreement (Office) and Partial Termination of Lease (the “Lease Amendment”) with Carlsen Investments, LLC (“Landlord”) to amend the Standard Lease Agreement (Office) dated as of June 10, 2004, as amended (the “Lease”) relating to the Company’s office space in Gold River, California. The Lease Amendment provides for the partial termination of 5,434 square feet of office space contingent upon the Landlord executing a lease with a third party with respect to the terminated portion of the Lease on or before July 15, 2016 (the “Partial Termination Date”). Effective upon the Partial Termination Date, the Company’s office space in Gold River, California shall be reduced from 50,172 square feet to 44,738 square feet and the Company shall pay a partial termination fee equal to $10,705. The monthly base rent after the Partial Termination Date shall be as follows:

Dates	Monthly Base Rent Per Square Foot	Monthly Base Rent
Partial Termination Date to December 31, 2016	$1.97	$88,133.06
January 1, 2017 to December 31 2017	$2.02	$90,370.76
January 1, 2018 to December 31, 2018	$2.07	$92,607.66

The foregoing description of the terms of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 1.02. Termination of a Material Definitive Agreement

The discussion contained in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion contained in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2016, the Company announced the departure of William T. Shaughnessy from the Company and his positions as President, Chief Operating Officer and a member of the Board of Directors of the Company (the “Board”), effective immediately. In connection with his departure, Mr. Shaughnessy did not express any disagreement on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Shaughnessy’s departure, the Company entered into a separation and release agreement with Mr. Shaughnessy on June 27, 2016 (the “Separation Agreement”). The Separation Agreement entitles Mr. Shaughnessy to the severance payments and benefits set forth in his employment agreement previously entered into with the Company dated March 9, 2012. The Separation Agreement includes a release of claims by Mr. Shaughnessy in favor of the Company and its affiliates.

A copy of the Separation Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2016.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Eighth Amendment to Standard Lease Agreement (Office) and Partial Termination of Lease dated June 23, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2016	By:	/s/ Scott Giesler

Scott Giesler
General Counsel and Secretary